UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4, 2021

Ra Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices, including zip code)

(760) 804-1648

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As discussed below in Item 5.07, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved an amendment to the Company’s 2018 Equity Incentive Plan, as amended (the “Plan”), to i) increase the number of shares of common stock reserved for issuance thereunder by 270,000 shares, and (ii) modify the "evergreen" provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine. A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2021. That summary is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2021, the Company held the Annual Meeting.  As of April 9, 2021, the record date for the Annual Meeting, 3,255,980 of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 2,007,152 shares of common stock were present in person or represented by proxy for the proposals summarized below:

1.

Election of Two Class III Directors. The following nominees were re-elected by the holders of our common stock to serve as our Class III directors to hold office until our 2024 annual meeting of stockholders or until their successors have been duly elected and qualified:

Nominee	For	Withhold	Broker Non-Votes
William R. Enquist, Jr.	809,332	376,963	820,857
Richard Mejia, Jr.	848,558	337,737	820,857
2.

Approval of Amendment to Company’s 2018 Equity Incentive Plan. The amendment to the Company’s 2018 Equity Incentive Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 270,000 shares, and (ii) modify the "evergreen" provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine was approved based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
461,121	429,688	295,486	820,857
3.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
1,822,248	181,736	3,168	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Ra Medical Systems, Inc. 2018 Equity Incentive Plan and Forms of Award Agreement thereunder, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: June 9, 2021	By:	/s/ Andrew Jackson
Andrew Jackson
Chief Financial Officer